MERRILL LYNCH
GLOBAL
TECHNOLOGY
FUND, INC.



FUND LOGO



Semi-Annual Report

September 30, 1999




This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Portfolio
Information
As of 9/30/99

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Semiconductors                              17.3%
Software                                    15.3
Contract Manufacturers                      10.8
Telecommunications Equipment                10.1
Computer Systems                             8.8
Internet                                     7.8
Technology Services                          6.5
Semiconductor Equipment                      5.5
Telecommunications                           3.8
Data Communications                          2.7



Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Flextronics International Ltd.               4.1%
Microsoft Corporation                        3.9
Xilinx, Inc.                                 3.7
America Online, Inc.                         3.6
EMC Corporation                              3.3
Cisco Systems, Inc.                          2.7
Compuware Corporation                        2.7
Synopsys, Inc.                               2.7
VERITAS Software Corporation                 2.7
Nokia Oyj `A' (ADR)                          2.6



Merrill Lynch Global Technology Fund, Inc., September 30, 1999



DEAR SHAREHOLDER

Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +5.62%, +5.35%, +5.35% and +5.57%, respectively, for the quarter ended September 30, 1999. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) We fared relatively well in the September quarter compared to our peer group, and the Fund's return for Class A Shares was within 1.33 percentage points of the average of the 113 funds that comprise the Lipper Science and Technology group.

It was again a relatively strong period for the technology sector and our investors as the Fund's Class A Shares outperformed the unmanaged Standard & Poor's 500 Index total return of -6.24% by
11.86 percentage points. As in the June quarter, we believe that technology offers investors the greatest growth potential of any sector. Performance of these products and services and their impact on worldwide home and office productivity continue to increase, while competition and economies of scale exert pressure to reduce prices. We believe the fundamentals are still strong, although we caution that share valuations remain extremely volatile.

As in previous reports to shareholders, we provide a candid description of what we did wrong and right during the quarter. We generally compare our industry and stock selections to those in the unmanaged Merrill Lynch 100 Technology Index (MLO), which is publicly available on a daily basis. For the quarter ended September 30, 1999, the MLO returned +5.90%, which was in line with our performance.

On an industry level, we benefited from holding at least a MLO weight in the top four (of the 17 total) industries in the Index. These industries included computer systems, contract manufacturers, semiconductors and software. We also benefited from owning relatively large positions in a few stocks that outperformed the MLO. These included EMC Corporation (computer systems), Flextronics International Ltd. (contract manufacturer), Xilinx, Inc. (semiconductors), Legato Systems, Inc. (software) and VERITAS Software Corporation (software).

The industries that were detrimental to Fund performance during the September quarter were distribution, medical device technology and telecommunications. We have since eliminated our only distributor, Ingram Micro Inc., in response to intense pricing pressure in its industry. We continue to hold relatively small positions (less than 1% of total assets) in each of two medical device technology leaders, Medtronic, Inc. and Guidant Corporation. Although we own both stocks, the telecommunications portion of our portfolio underperformed the MLO during the September quarter because we were underweighted in QUALCOMM Incorporated, which returned +31.8%, and overweighted in MCI WorldCom Inc., which dropped 16.5%. We continue to hold both securities, and took advantage of the weakness in MCI WorldCom's shares by adding 170,500 shares to our position during the quarter.

Investment Outlook
We continue to divide the outlook for the technology sector into three distinct periods:

* A potentially relatively weak span through the first quarter of 2000 as investors grapple with possible interest rate hikes (in addition to the increases in June and August 1999) and a possible
Year 2000 (Y2K)-related technology spending slowdown.

* A recovery in the second quarter of 2000 as we prepare for a resurgence in technology spending as resources formerly deployed for Y2K-related preparation are redeployed toward non-Y2K-related areas and an increase in electronic commerce infrastructure spending.

* An unmistakable secular growth story given that technology's influence on the economy and on the broader market continues to grow unabated.

Since we believe that market timing is always a losing battle in this sector, and particularly because we are in uncharted territory in 1999 with the Y2K phenomenon, we expect to remain essentially fully invested. A cash holding beyond 5% is not typical for the Fund. In fact, the Fund ended the September quarter with 1.8% of net assets in cash.

Investment Strategy
In addition to seeking to be essentially fully invested in preparation for technology stocks continued market leadership, and although our purpose is to manage a fully diversified portfolio, we must consciously decide whether we should be overweight, neutral or underweight in certain industries and stocks with respect to the MLO. With that in mind, our industry decisions included keeping at least 10% of Fund net assets in four industries that we believe have the best prospects. They include contract manufacturers, semiconductors, software and telecommunications equipment. Relative to the MLO, the only instance in which we are either underweighted or overweighted by more than three percentage points is a seven percentage-point overweighting in contract manufacturers. Our largest group concentration is limited to 25% of assets at time of purchase for diversification purposes and by stock. Our largest position in any security is typically limited to 5% of assets at time of purchase.

In summary, we continue to be short-term (that is, over at least the next two quarters) cautious on the technology sector and the prospects for Merrill Lynch Global Technology Fund, Inc. We are more encouraged about the outlook after the start of the year. Finally, we are very positive about the sector's secular forecast.

In Conclusion
We welcome the shareholders of Merrill Lynch Technology Fund, Inc. as a result of the acquisition on September 20, 1999 by Merrill Lynch Global Technology Fund, Inc. We appreciate your ongoing investment, and we look forward to serving your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



November 12, 1999




Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Paul G. Meeks, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Technology Fund, Inc., September 30, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                       3 Month            12 Month        Since Inception
As of September 30, 1999                             Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares           +5.62%            +84.12%             +63.50%
ML Global Technology Fund, Inc. Class B Shares           +5.35             +82.17              +61.40
ML Global Technology Fund, Inc. Class C Shares           +5.35             +82.17              +61.40
ML Global Technology Fund, Inc. Class D Shares           +5.57             +83.56              +63.00

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/26/98.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +84.12%        +74.46%
Inception (6/26/98) through 9/30/99       +47.59         +41.42

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                        +82.17%        +78.17%
Inception (6/26/98) through 9/30/99       +46.09         +43.93

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                        +82.17%        +81.17%
Inception (6/26/98) through 9/30/99       +46.09         +46.09

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +83.56%        +73.92%
Inception (6/26/98) through 9/30/99       +47.23         +41.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Global Technology Fund, Inc., September 30, 1999


SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
                                       Shares Held/                                                        Value     Percent of
COUNTRY      Industries                Face Amount          Stocks & Bonds                               (Note 1a)   Net Assets
Canada       Contract Manufacturers        351,500    ++Celestica Inc.                                 $  17,355,312      1.0%

             Telecommunications            424,000      Nortel Networks Corporation                       21,624,000      1.3
             Equipment

                                                        Total Investments in Canada                       38,979,312      2.3


Finland      Telecommunications            493,200      Nokia Oyj 'A' (ADR)*                              44,295,525      2.6
             Equipment

                                                        Total Investments in Finland                      44,295,525      2.6


Israel       Telecommunications            505,800      ECI Telecom Limited                               12,423,713      0.8
             Equipment

                                                        Total Investments in Israel                       12,423,713      0.8


Singapore    Contract Manufacturers      1,189,200    ++Flextronics International Ltd.                    69,196,575      4.1

                                                        Total Investments in Singapore                    69,196,575      4.1


Taiwan       Semiconductors         US$ 16,296,000      Morgan Stanley Dean Witter & Co., 5.965%
                                                        due 9/01/2000 (Convertible)(a)(b)                 18,401,443      1.1
                                           566,941    ++Taiwan Semiconductor Manufacturing
                                                        Company Ltd. (ADR)*                               16,724,760      1.0

                                                        Total Investments in Taiwan                       35,126,203      2.1


United       Computer Systems              770,000    ++EMC Corporation                                   55,006,875      3.3
States                                     282,900    ++Electronics for Imaging, Inc.                     14,533,987      0.9
                                           172,800      International Business Machines Corporation       20,973,600      1.2
                                           290,000    ++Network Appliance, Inc.                           20,771,250      1.2
                                           392,000    ++Sun Microsystems, Inc.                            36,456,000      2.2
                                                                                                      --------------    ------
                                                                                                         147,741,712      8.8

             Contract Manufacturers        554,000    ++Jabil Circuit, Inc.                               27,423,000      1.6
                                           383,300    ++Sanmina Corporation                               29,657,838      1.8
                                           535,000    ++Solectron Corporation                             38,419,688      2.3
                                                                                                      --------------    ------
                                                                                                          95,500,526      5.7

             Data Communications           673,500    ++Cisco Systems, Inc.                               46,134,750      2.7

             Distribution                1,043,700    ++Ingram Micro Inc. (Class A)                       13,437,638      0.8

             Diversified                   352,100    ++General Instrument Corporation                    16,944,813      1.0

             Electronic Design             817,800    ++Synopsys, Inc.                                    45,899,025      2.7
             Automation

             Internet                      225,400    ++Amazon.com, Inc.                                  18,017,912      1.1
                                           587,200    ++America Online, Inc.                              61,068,800      3.6
                                           226,600    ++Exodus Communications, Inc.                       16,329,362      1.0
                                           249,900    ++PSINet Inc.                                        8,980,781      0.5
                                           152,400    ++Yahoo! Inc.                                       27,327,225      1.6
                                                                                                      --------------    ------
                                                                                                         131,724,080      7.8

             Medical Device                256,000    ++Guidant Corporation                               13,728,000      0.8
             Technology                    370,200      Medtronic, Inc.                                   13,142,100      0.8
                                                                                                      --------------    ------
                                                                                                          26,870,100      1.6

             Peripherals                   220,600    ++Lexmark International Group, Inc. (Class A)       17,758,300      1.0
                                           265,000      Pitney Bowes Inc.                                 16,148,438      1.0
                                                                                                      --------------    ------
                                                                                                          33,906,738      2.0

             Personal Computers            568,000    ++Dell Computer Corporation                         23,749,500      1.4

             Semiconductor Equipment       492,700    ++Applied Materials, Inc.                           38,245,837      2.3
                                           261,800    ++KLA-Tencor Corporation                            17,017,000      1.0
                                           277,800    ++Novellus Systems, Inc.                            18,734,138      1.1
                                           526,000    ++Teradyne, Inc.                                    18,541,500      1.1
                                                                                                      --------------    ------
                                                                                                          92,538,475      5.5

             Semiconductors                817,000    ++Altera Corporation                                35,386,312      2.1
                                           155,000    ++Broadcom Corporation (Class A)                    16,875,625      1.0
                                           392,400      Intel Corporation                                 29,160,225      1.7
                                           585,200    ++Maxim Integrated Products, Inc.                   36,904,175      2.2
                                           105,000      Motorola, Inc.                                     9,240,000      0.6
                                           430,800      Texas Instruments Incorporated                    35,433,300      2.1
                                           359,000    ++Vitesse Semiconductor Corporation                 30,649,625      1.8
                                           937,000    ++Xilinx, Inc.                                      61,373,500      3.7
                                                                                                      --------------    ------
                                                                                                         255,022,762     15.2

             Software                      554,400    ++BMC Software, Inc.                                39,639,600      2.4
                                           610,300    ++Citrix Systems, Inc.                              37,762,312      2.2
                                         1,770,400    ++Compuware Corporation                             46,030,400      2.7
                                           542,400    ++Legato Systems, Inc.                              23,628,300      1.4
                                           725,200    ++Microsoft Corporation                             65,675,925      3.9
                                           595,000    ++VERITAS Software Corporation                      45,182,813      2.7
                                                                                                      --------------    ------
                                                                                                         257,919,350     15.3

             Technology Services           331,100    ++The BISYS Group, Inc.                             15,437,537      0.9
                                           374,500    ++DST Systems, Inc.                                 21,299,687      1.3
                                           440,000      Galileo International, Inc.                       17,710,000      1.0
                                         1,302,500    ++Keane, Inc.                                       29,713,281      1.8
                                           549,100    ++Unisys Corporation                                24,778,138      1.5
                                                                                                      --------------    ------
                                                                                                         108,938,643      6.5

             Telecommunications            242,900      AT&T Corp.                                        10,566,150      0.6
                                           585,600    ++MCI WorldCom Inc.                                 42,053,400      2.5
                                            58,000    ++QUALCOMM Incorporated                             10,969,250      0.7
                                                                                                      --------------    ------
                                                                                                          63,588,800      3.8

             Telecommunications            318,000    ++ADC Telecommunications, Inc.                      13,316,250      0.8
             Equipment                     189,800    ++JDS Uniphase Corporation                          21,589,750      1.3
                                           456,655      Lucent Technologies Inc.                          29,625,493      1.7
                                           473,200    ++Tellabs, Inc.                                     26,942,825      1.6
                                                                                                      --------------    ------
                                                                                                          91,474,318      5.4


                                                        Total Investments in the United States         1,451,391,230     86.2


                                                        Total Investments in Stocks & Bonds
                                                        (Cost--$1,101,147,590)                         1,651,412,558     98.1


Merrill Lynch Global Technology Fund, Inc., September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)
SHORT-TERM                                 Face                                                            Value     Percent of
SECURITIES                                Amount                Issue                                    (Note 1a)   Net Assets
             Commercial           US$   45,985,000      General Electric Capital Corp., 5.60%
             Paper**                                    due 10/01/1999                                $   45,985,000      2.7%

                                                        Total Investments in Short-Term
                                                        Securities (Cost--$45,985,000)                    45,985,000      2.7


             Total Investments (Cost--$1,147,132,590)                                                  1,697,397,558    100.8

             Liabilities in Excess of Other Assets                                                       (13,987,989)    (0.8)
                                                                                                      --------------    ------
             Net Assets                                                                               $1,683,409,569    100.0%
                                                                                                      ==============    ======

            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           ++Non-income producing security.
          (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (b)The value of this security is derived from the daily value of Taiwan Semiconductor Manufacturing Company Ltd. common stock traded on the Taipei stock exchange and the TWD/USD foreign exchange spot rate.

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of September 30, 1999
Assets:             Investments, at value (identified cost--$1,147,132,590)(Note 1a)                      $1,697,397,558
                    Receivables:
                      Capital shares sold                                                $    5,328,596
                      Securities sold                                                         4,048,307
                      Interest                                                                  185,287
                      Dividends                                                                  59,239        9,621,429
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      62,661
                    Prepaid registration fees and other assets (Note 1f)                                         117,404
                                                                                                          --------------
                    Total assets                                                                           1,707,199,052
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   18,496,821
                      Capital shares redeemed                                                 3,326,176
                      Distributor (Note 2)                                                    1,007,745
                      Investment adviser (Note 2)                                               271,407       23,102,149
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       687,334
                                                                                                          --------------
                    Total liabilities                                                                         23,789,483
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,683,409,569
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,014,458
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          6,097,014
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,132,257
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,149,288
                    Paid-in capital in excess of par                                                       1,119,210,283
                    Accumulated investment loss--net                                                          (9,153,660)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                12,694,961
                    Unrealized appreciation on investments--net                                              550,264,968
                                                                                                          --------------
                    Net assets                                                                            $1,683,409,569
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $329,392,502 and 20,144,582
Value:                       shares outstanding                                                           $        16.35
                                                                                                          ==============
                    Class B--Based on net assets of $984,004,125 and 60,970,144
                             shares outstanding                                                           $        16.14
                                                                                                          ==============
                    Class C--Based on net assets of $182,709,830 and 11,322,571
                             shares outstanding                                                           $        16.14
                                                                                                          ==============
                    Class D--Based on net assets of $187,303,112 and 11,492,884
                             shares outstanding                                                           $        16.30
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc. September 30, 1999

STATEMENT OF OPERATIONS
                    For the Six Months Ended September 30, 1999
Investment          Interest and discount earned                                                          $    1,072,456
Income              Dividends (net of $27,212 foreign withholding tax)                                           321,372
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                               1,393,828
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    5,137,857
                    Account maintenance and distribution fees--Class B (Note 2)               3,347,239
                    Account maintenance and distribution fees--Class C (Note 2)                 744,894
                    Transfer agent fees--Class B (Note 2)                                       385,212
                    Reorganization expenses                                                     304,195
                    Account maintenance fees--Class D (Note 2)                                  167,018
                    Transfer agent fees--Class C (Note 2)                                        92,059
                    Registration fees (Note 1f)                                                  74,266
                    Transfer agent fees--Class D (Note 2)                                        64,905
                    Printing and shareholder reports                                             49,112
                    Accounting services (Note 2)                                                 45,728
                    Custodian fees                                                               44,442
                    Transfer agent fees--Class A (Note 2)                                        36,103
                    Professional fees                                                            29,660
                    Directors' fees and expenses                                                 15,562
                    Amortization of organization expenses (Note 1f)                               5,034
                    Pricing fees                                                                    457
                    Other                                                                         3,745
                                                                                         --------------
                    Total expenses                                                                            10,547,488
                                                                                                          --------------
                    Investment loss--net                                                                      (9,153,660)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized            Investments--net                                                       12,694,933
Gain on Investments   Foreign currency transactions--net                                             28       12,694,961
& Foreign Currency                                                                       --------------
Transactions--Net   Change in unrealized appreciation on investments--net                                    145,385,786
(Notes 1b, 1c,                                                                                            --------------
1e & 3):            Net Increase in Net Assets Resulting from Operations                                  $  148,927,087
                                                                                                          ==============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six     For the Period
                                                                                          Months Ended   June 26, 1998++
                                                                                         September 30,    to March 31,
                    Increase (Decrease) in Net Assets:                                       1999             1999
Operations:         Investment loss--net                                                 $   (9,153,660)  $   (7,447,308)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        12,694,961        6,603,828
                    Change in unrealized appreciation on investments--net                   145,385,786      192,477,693
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    148,927,087      191,634,213
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            685,418,358      657,329,911
(Note 4):

Net Assets:         Total increase in net assets                                            834,345,445      848,964,124
                    Beginning of period                                                     849,064,124          100,000
                                                                                         --------------   --------------
                    End of period                                                        $1,683,409,569   $  849,064,124
                                                                                         ==============   ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                    Class A              Class B
                                                                              For the    For the     For the    For the
                                                                                Six       Period       Six       Period
The following per share data and ratios have been derived                     Months     June 26,    Months     June 26,
from information provided in the financial statements.                         Ended    1998++ to     Ended    1998++ to
                                                                             Sept. 30,  March 31,   Sept. 30,  March 31,
Increase (Decrease) in Net Asset Value:                                       1999++++     1999      1999++++     1999
Per Share           Net asset value, beginning of period                      $  13.59   $  10.00   $  13.48    $  10.00
Operating                                                                     --------   --------   --------    --------
Performance:        Investment loss--net                                          (.06)      (.05)      (.14)       (.13)
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.82       3.64       2.80        3.61
                                                                              --------   --------   --------    --------
                    Total from investment operations                              2.76       3.59       2.66        3.48
                                                                              --------   --------   --------    --------
                    Net asset value, end of period                            $  16.35   $  13.59   $  16.14    $  13.48
                                                                              ========   ========   ========    ========

Total Investment    Based on net asset value per share                          20.31%+++  35.90%+++  19.73%+++  (34.80%)+++
Return:**                                                                     ========   ========   ========    ========

Ratios to Average   Expenses                                                     1.19%*     1.25%*     2.22%*      2.27%*
Net Assets:                                                                   ========   ========   ========    ========
                    Investment loss--net                                         (.91%)*    (.74%)*   (1.95%)*    (1.76%)*
                                                                              ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)                  $329,393   $ 41,382   $984,004    $565,111
Data:                                                                         ========   ========   ========    ========
                    Portfolio turnover                                          23.57%     49.72%     23.57%      49.72%
                                                                              ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                    Class C              Class D
                                                                              For the     For the    For the     For the
                                                                                Six        Period      Six        Period
The following per share data and ratios have been derived                     Months      June 26,   Months      June 26,
from information provided in the financial statements.                         Ended     1998++ to    Ended     1998++ to
                                                                             Sept. 30,   March 31,  Sept. 30,   March 31,
Increase (Decrease) in Net Asset Value:                                         1999++++    1999       1999++++    1999
Per Share           Net asset value, beginning of period                      $  13.48   $  10.00   $  13.56    $  10.00
Operating                                                                     --------   --------   --------    --------
Performance:        Investment loss--net                                          (.15)      (.13)      (.09)       (.07)
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.81       3.61       2.83        3.63
                                                                              --------   --------   --------    --------
                    Total from investment operations                              2.66       3.48       2.74        3.56
                                                                              --------   --------   --------    --------
                    Net asset value, end of period                            $  16.14   $  13.48   $  16.30    $  13.56
                                                                              ========   ========   ========    ========

Total Investment    Based on net asset value per share                          19.73%+++  34.80%+++  20.21%+++   35.60%+++
Return:**                                                                     ========   ========   ========    ========

Ratios to Average   Expenses                                                     2.22%*     2.28%*     1.45%*      1.50%*
Net Assets:                                                                   ========   ========   ========    ========
                    Investment loss--net                                        (1.96%)*   (1.76%)*   (1.18%)*    (1.00%)*
                                                                              ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)                  $182,710   $127,461   $187,303    $115,110
Data:                                                                         ========   ========   ========    ========
                    Portfolio turnover                                          23.57%     49.72%     23.57%      49.72%
                                                                              ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.



Merrill Lynch Global Technology Fund, Inc., September 30, 1999



NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion and
 .95% of the average daily net assets of the Fund in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account       Distribution
                                      Maintenance Fee       Fee

Class B                                    .25%            .75%
Class C                                    .25%            .75%
Class D                                    .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD           MLPF&S

Class A                        $   122        $    863
Class D                        $17,866        $270,669


For the six months ended September 30, 1999, MLPF&S received contingent deferred sales charges of $1,052,244 and $52,627 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $34,047 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1999 were $703,946,508 and $243,069,274, respectively.

Net realized gains for the six months ended September 30, 1999 and net unrealized gains as of September 30, 1999 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $ 12,694,933  $ 550,264,968
Foreign currency transactions              28             --
                                 ------------  -------------
Total                            $ 12,694,961  $ 550,264,968
                                 ============  =============


As of September 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $550,264,968, of which $596,053,149 related to appreciated securities and $45,788,181 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $1,147,132,590.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $685,418,358 and $657,329,911 for the six months ended September 30, 1999 and the period June 26, 1998 to March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended September 30, 1999              Shares           Amount

Shares sold                          4,225,059    $  66,741,957
Shares issued resulting from
reorganization                      15,458,403      265,325,151
                                 -------------    -------------
Total issued                        19,683,462      332,067,108
Shares redeemed                     (2,584,881)     (42,816,157)
                                 -------------    -------------
Net increase                        17,098,581    $ 289,250,951
                                 =============    =============


Class A Shares for the Period                          Dollar
June 26, 1998++ to March 31, 1999     Shares           Amount

Shares sold                          4,203,702    $  45,983,223
Shares redeemed                     (1,160,201)     (12,333,818)
                                 -------------    -------------
Net increase                         3,043,501    $  33,649,405
                                 =============    =============

[FN]
++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Six Months                      Dollar
Ended September 30, 1999              Shares           Amount

Shares sold                          8,798,822    $ 133,159,402
Shares issued resulting from
reorganization                      14,980,153      253,904,256
                                 -------------    -------------
Total issued                        23,778,975      387,063,658
Shares redeemed                     (4,572,551)     (69,045,724)
Automatic conversion of shares        (158,043)      (2,335,837)
                                 -------------    -------------
Net increase                        19,048,381    $ 315,682,097
                                 =============    =============


Class B Shares for the Period                          Dollar
June 26, 1998++ to March 31, 1999     Shares           Amount

Shares sold                         47,293,584    $ 496,077,139
Shares redeemed                     (5,297,659)     (58,872,700)
Automatic conversion of shares         (76,662)        (877,438)
                                 -------------    -------------
Net increase                        41,919,263    $ 436,327,001
                                 =============    =============

[FN]
++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Six Months                      Dollar
Ended September 30, 1999              Shares           Amount

Shares sold                          2,000,843    $  29,734,858
Shares issued resulting from
reorganization                       1,014,152       17,187,596
                                 -------------    -------------
Total issued                         3,014,995       46,922,454
Shares redeemed                     (1,148,464)     (17,031,149)
                                 -------------    -------------
Net increase                         1,866,531    $  29,891,305
                                 =============    =============


Class C Shares for the Period                          Dollar
June 26, 1998++ to March 31, 1999     Shares           Amount

Shares sold                         11,344,612    $ 118,580,717
Shares redeemed                     (1,891,072)     (20,384,308)
                                 -------------    -------------
Net increase                         9,453,540    $  98,196,409
                                 =============    =============

[FN]
++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Six Months                      Dollar
Ended September 30, 1999              Shares           Amount

Shares sold                          1,639,176    $  24,710,957
Automatic conversion of shares         156,833        2,335,837
Shares issued resulting from
reorganization                       2,596,925       44,435,997
                                 -------------    -------------
Total issued                         4,392,934       71,482,791
Shares redeemed                     (1,388,748)     (20,888,786)
                                 -------------    -------------
Net increase                         3,004,186    $  50,594,005
                                 =============    =============


Class D Shares for the Period                          Dollar
June 26, 1998++ to March 31, 1999     Shares           Amount

Shares sold                          9,420,462    $  99,236,824
Automatic conversion of shares          76,412          877,438
                                 -------------    -------------
Total issued                         9,496,874      100,114,262
Shares redeemed                     (1,010,676)     (10,957,166)
                                 -------------    -------------
Net increase                         8,486,198    $  89,157,096
                                 =============    =============

[FN]
++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Loaned Securities:
At September 30, 1999, the Fund held US Treasury Bonds having an aggregate value of approximately $17,658,000 as collateral for portfolio securities loaned having a market value of approximately $16,668,000.

6. Acquisition of Merrill Lynch Technology Fund, Inc.:
On September 20, 1999, the Fund acquired all of the net assets of Merrill Lynch Technology Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 85,190,962 shares of common stock of Merrill Lynch Technology Fund, Inc. for 34,049,632 shares of common stock of the Fund. Merrill Lynch Technology Fund, Inc.'s net assets on that date of $580,853,000, including $212,401,489 of unrealized appreciation and $97,504,944 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,751,992,053.